                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 5, 1999


                                AUTONATION, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


             1-13107                                    73-1105145
     (Commission File Number)                 (IRS Employer Identification No.)


                               110 S.E. 6TH STREET
                          FT. LAUDERDALE, FLORIDA 33301
--------------------------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)


        Registrant's telephone number, including area code (954) 769-6000


                                      N.A.
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On August 2, 1999, AutoNation, Inc. (the "Company") reported that it plans to separate its automotive rental division that includes National Car Rental, Alamo Rent-A-Car and CarTemps USA. The Company said it is exploring various strategic alternatives regarding the form of this separation. The Company also announced that Michael E. Maroone, 45, formerly President of AutoNation's Automotive Retail Group, has been named as its President and Chief Operating Officer. Mr. Maroone succeeds John H. Costello who resigned as President of the Company on July 30, 1999.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

         The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               AUTONATION, INC.

                                               By: /s/ James O. Cole
                                                  ------------------------------
                                                  James O. Cole
                                                  Senior Vice President,
                                                  General Counsel and Secretary

Dated: August 5, 1999

                                INDEX TO EXHIBITS



       EXHIBIT                       EXHIBIT
       NUMBER                      DESCRIPTION
       -------                     -----------

         99.1         Press release dated August 2, 1999.